                                                   EXHIBIT 10.6 OF FORM 10-QSB

                   NON-STATUTORY STOCK OPTIONS TO PURCHASE

                         125,000 SHARES OF COMMON STOCK

                                       OF

                    PRINCETON DENTAL MANAGEMENT CORPORATION

                           VOID AFTER MARCH 20, 1999

         THIS IS TO CERTIFY that, for value received and subject to the provisions hereinafter set forth, DR. SEYMOUR KESSLER, or registered assigns, is entitled to purchase from PRINCETON DENTAL MANAGEMENT CORPORATION, a Delaware corporation (the "Corporation"), prior to the expiration of this Option established pursuant to Paragraph 2 hereof, the Number of Option Shares (as hereinafter defined), as applicable, of Common Stock of the Corporation, of the par value of $.0001 per share, subject to the provisions and adjustments and upon the terms and conditions hereinafter set forth, at the Purchase Price (as hereinafter defined) payable in cash.

         1. Definitions. In addition to the terms defined elsewhere in this Option, the following terms have the following respective meanings:

         "Commission" means the Securities and Exchange Commission.

         "Common Stock as used herein shall mean the Common Stock of the Corporation, $.0001 par value per share.

         "Holders" means the holders of the Registrable Shares who are parties to this Agreement or successors or assigns or subsequent holders contemplated by Section 13 hereof.

         "Market Price" shall mean with respect to any security the average of the closing prices of such security's sale on all recognized securities exchanges on which such security may at the time be listed, or, if there has been no sale on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ System or





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the over-the-counter market, the "Market Price" will be the fair value thereof as reasonably determined by the Board of Directors of the Corporation acting in good faith.

         "Number of Option Shares" shall mean, at the time of any exercise of the Options (a) if no adjustments have theretofore been made pursuant to the provisions of Paragraph 4 hereof, the Original Number of Option Shares and (b) if any one or more such adjustments have been so made, the amount to which the Original Number of Option Shares shall have been so adjusted pursuant to the terms of this Option, in each case reduced appropriately by the Number of Option Shares theretofore purchased pursuant to the exercise of the Options.

         "Option Shares" shall mean shares of Common Stock purchased or purchasable by the holder of this Option upon the exercise hereof.

         "Original Number of Option Shares" shall mean 125,000 fully paid and non-assessable shares of Common Stock of the Corporation.

         "Person" means a natural person, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or other entity, or a governmental entity or any department, agency or political subdivision thereof.

         "Piggyback Registration" shall have the meaning ascribed to such term in Paragraph 12A.

         "Purchase Price" shall mean $1 and 3/16 Dollars per Option Share, as adjusted pursuant to the terms and conditions thereof.

         "Registrable Shares" means, at any time, any shares of Common Stock issued or issuable upon exercise of the Option, and any shares of Common Stock issued as, or issued or issuable directly or indirectly upon the conversion or exercise of other securities issued as, a dividend or other distribution with respect to or in replacement of the Option, the shares issuable upon exercise of the Option, or other Registrable Shares; provided, however, that Registrable Shares shall not include any shares the sale of which has been registered pursuant to the Securities Act or which have been sold to the public pursuant to Rule 144 of the Commission under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Shares whenever such Person has the right to acquire such Registrable Shares (by conversion, exercise or otherwise), whether or not such acquisition has actually been effected.

     "Registration Expenses" has the meaning ascribed to it in ___ of this Agreement.

         "Restricted Stock" shall mean the shares of Common Stock issued upon the exercise of the Options and evidenced by a certificate required to bear the legend specified in Paragraph 11 hereof.

         "Securities Act" means the Securities Act of 1933, as amended.





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    "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Subsidiary" means any Person of which securities or other ownership interests representing more than fifty percent (50%) of the ordinary voting power are, at the time as of which any determination is being made, owned or controlled by the Corporation or one or more Subsidiaries of the Corporation or by the Corporation and one or more Subsidiaries of the Corporation.

         "Underlying Shares" shall mean the shares of common Stock issuable upon exercise of any of the Options.

         2. Accrual of Options; Exercise of Option. This Option and all rights and options hereunder shall expire at the close of business on March 20, 1999. This Option and all options and rights hereunder shall be wholly void to the extent that this Option is not exercised before it expires.

         3. Reservation of Common Stock. The Corporation covenants and agrees that during the period within which the rights represented by this Option may be exercised, the Corporation will at all times have authorized, and in reserve, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Option.

         4. Protection Against Dilution. The Number of Option Shares deliverable hereunder shall be adjusted as hereinafter set forth:

                 A. Stock Dividends, Subdivisions and Combinations. In case after the date hereof the Corporation shall:

                          (1) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Common Stock, or

                          (2) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                          (3) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

         then the number of Option Shares shall be adjusted to that Number of Option Shares determined by multiplying the Number of Option Shares which could be purchased hereunder immediately prior to such event by a fraction (i) the numerator of which shall be the total number of outstanding shares of Common Stock of the Corporation immediately after such event, and (ii) the denominator of which shall be the total number of outstanding shares of Common Stock of the Corporation immediately prior to such event.





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                 B.       Other Provisions, Applicable to Adjustments Under this
         Section. The following provisions shall be applicable to the making of adjustments in the Number of Option Shares hereinbefore provided in this paragraph:

                          (1) Record Date. If the Corporation takes a record of the holders of common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, or (ii) to subscribe for or purchase Common Stock, then for purposes of this paragraph such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be. If thereafter the Corporation shall have legally abandoned its plan to make such dividend or distribution without having made such dividend or distribution, then the number of shares of Common Stock deemed to have been issued and outstanding shall no longer be computed as set forth in Paragraph 4A above and the Number of Option Shares shall forthwith be readjusted and thereafter be the Number of Option Shares which it would have been had the adjustment of the Number of Option Shares been made upon the issuance of such stock dividend rather than the taking of the record of holders with respect thereto.

                          (2) Treasury Shares. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Corporation or any subsidiary, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

                 C. Adjustment of Purchase Price. Whenever the Number of Option Shares hereunder shall be adjusted as set forth in this Paragraph 4, the Purchase Price shall be correspondingly adjusted by multiplying the Purchase Price then in effect by a fraction, (i) the numerator of which shall be the total number of outstanding shares of Common Stock of the Corporation prior to such adjustment, and (ii) the denominator of which shall be the total number of outstanding shares of Common Stock of the Corporation immediately after such adjustment.

                 D. Notice of Adjustments. Whenever the Number of Option Shares purchasable and the Purchase Price shall be required to be adjusted pursuant to this Paragraph 4, the Corporation shall promptly prepare a certificate signed by the President or a Vice President and by the Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Corporation made any determination hereunder), and shall promptly cause copies of such certificate to be mailed (by first class mail postage prepaid) to each of the holders of the Options.

         5. Mergers, Consolidations, Sales. In the case of any consolidation or merger of the Corporation with another entity, or the sale of all or substantially all of its assets to





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another entity, or any reorganization or reclassification of the
Common Stock or other equity securities of the Corporation (except a subdivision or combination of the Common Stock provision for which is made in Paragraph 4A), then, as a condition of such consolidation, merger, sale, reorganization or reclassification, lawful and adequate provision shall be made whereby the holders of the Options shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore purchasable hereunder, such shares of stock, securities or assets as may (by virtue of such consolidation, merger, sale, reorganization or reclassification) be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore so purchasable hereunder had such consolidation, merger, sale, reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holders of the Options to the end that the provisions hereof (including, but not limited to, provisions for adjustment of the Number of Option Shares and Purchase Price) shall thereafter be applicable as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon exercise of this Option. The Corporation shall not affect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof, the successor entity (if other than the Corporation) resulting from such consolidation or merger or the entity purchasing such assets shall assume by written instrument executed and mailed or delivered to each holder of the Options, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive.

         6. Dissolution or Liquidation. In the event of any proposed distribution of the assets of the Corporation in dissolution or liquidation (except under circumstances when the foregoing Paragraph 5 shall be applicable) the Corporation shall mail notice thereof to the holders of the Options and shall make no distribution to stockholders until the expiration of 30 days from the date of mailing of the aforesaid notice and, in any such case, the holders of the Options may exercise the conversion rights with respect to the Options within 30 days from the date of mailing such notice and all rights herein granted not so exercised within such 30 day period shall thereafter become null and void.

         7. Notice of Extraordinary Dividends. If the Board of Directors of the Corporation shall declare any dividend or other distribution on its common Stock except out of earned surplus or by way of a stock dividend payable on its Common Stock, the Corporation shall mail notice thereof to the holders of the Options not less than 30 days prior to the record date fixed for determining stockholders entitled to participate in such dividend or other distribution or be entitled to any rights on account or as a result thereof unless and to the extent that the Options are exercised prior to such record date.

         8. Fractional Shares. Fractional shares shall not be issued upon the exercise of this Option but in any case where the holder hereof would, except for the provisions of this paragraph, be entitled under the terms hereof to receive a fractional share upon the complete exercise of this Option, the Corporation shall, upon the exercise of this Option for the largest





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number of whole shares then called for, pay a sum in cash equal to the Market
Price of such fractional share.

         9. Fully Paid Stock; Taxes. The Corporation covenants and agrees that the shares of stock represented by each and every certificate for its Common Stock to be delivered on the exercise of the conversion rights herein provided for shall, at the time of such delivery, be validly issued and outstanding and be fully paid and nonassessable. The Corporation further covenants and agrees that it will pay when due and payable any and all federal and state taxes (other than Income taxes) which may be payable in respect of the Options or any Common Stock or certificates therefor upon the exercise of the conversion rights herein provided for pursuant to the provisions hereof.

         10. Closing of Transfer Books. The right to exercise any Option shall not be suspended during any period while the stock transfer books of the Corporation for its Common Stock may be closed. The Corporation shall not be required, however, to deliver certificates of its Common Stock upon such exercise while such books are duly closed for any purpose, but the Corporation may postpone the delivery of the certificates for such Common Stock until the opening of such books, and they shall, in such case, be delivered forthwith upon the opening thereof, or as soon as practicable thereafter.

         11. Restrictions on Transferability of Options and Common Stock; Compliance with Laws. This Option and the Common Stock issued upon the exercise hereof shall not be transferable except upon the conditions hereinafter specified, which conditions are intended to insure compliance with the provisions of the Securities Act of 1933 (or any similar federal statute at the time in effect) in respect of the transfer of any Option or any such Common Stock.

                 A. Restrictive Legends. Each Option shall bear on the face thereof a legend substantially in the form of the notice endorsed on the first page of this Option. Each certificate for shares of Common Stock initially issued upon the exercise of any Option and each certificate for shares of Common Stock issued to a subsequent transferee of such certificate shall, unless otherwise permitted by the provisions of this paragraph, bear on the face thereof a legend reading substantially as follows:

                          "The shares represented by this certificate have not
                 been registered under the Securities Act of 1933, as amended, and may not be offered, sold or transferred in the absence of such registration or an exemption therefrom under said Act, and are transferable only upon the conditions specified in the Option pursuant to which such shares were issued."

                 B. Removal of Legend. In the event that a registration statement covering the Underlying Shares or the Restricted Stock shall become effective under the Securities Act or in the event that the Corporation shall receive an opinion of its counsel that, in the opinion of such counsel, such legend is not, or is no longer, necessary or required (including, but not limited to, because of the availability of the





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exemption afforded by Rule 144 of the General Rules and Regulations of the Commission), the Corporation shall, or shall instruct its transfer agents and registrars to, remove such legend from the certificates evidencing the Restricted Stock or issue new certificates without such legend in lieu thereof. Upon the written request of the holder or holders of any Option or any Restricted Stock the Corporation covenants and agrees forthwith to request its counsel to render an opinion with respect to the matters covered by this paragraph and to bear all expenses in connection with the same.

         12.     Registration Rights.

                 A. Right to Piggyback. Whenever securities of the Corporation are to be registered under the Securities Act, and the registration form to be used may be used for the registration of Registrable Shares (a "Piggyback Registration"), the Corporation will give prompt written notice (and in any event within three business days after its receipt of notice of any exercise of demand registration rights by holders of the Corporation's securities other than the Registrable Shares) to all Holders of Registrable Shares of its intention to effect such a registration and will include in such registration all Registrable Shares with respect to which the Corporation has received written requests for inclusion therein within 21 days after the Corporation's notice has been given.

                 B.       Priority on Primary Registrations.   If a Piggyback
Registration is an underwritten primary registration on behalf of the Corporation, and the managing underwriters advise the Corporation in writing that in their opinion the number of securities requested to be included in such offering in the registration creates a substantial risk that the price per share of Common Stock will be reduced, the Corporation will include in such registration (i) first, the securities the Corporation proposes to sell, (ii) second, the Registrable Shares requested to be included in such registration which in the opinion of such underwriters can be sold in such offering without creating such a risk, pro rata among the Holders of such Registrable Shares on the basis of the number of Registrable Shares owned by such holders, with further successive pro rata allocations among the Holders of Registrable Shares if any such holder has requested the registration of less than all the Registrable Shares such Person is entitled to register, and (iii) third, other securities requested to be included in such registration.

                 C.       Priority on Secondary Registrations.   If a Piggyback
Registration is an underwritten secondary registration on behalf of holders of the Corporation's securities, and the managing underwriters advise the Corporation in writing that in their opinion the inclusion of the number of securities requested to be included in such offering creates a substantial risk that the price per share of Common Stock will be reduced, the Corporation will include in such registration the Registrable Shares requested to be included in such registration and the securities requested to be included therein by the holders of the Corporation's securities requesting such registration (all such Registrable Shares and other securities requesting such registration being collectively referred to as the "Secondary Shares") which in the opinion of such underwriters can be sold in such offering without creating such a risk, pro rata among the holders of such Secondary Shares on the basis of the number of Secondary Shares owned or deemed to be owned by such holders, with further successive pro rata





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allocations among the holders of Secondary Shares if any such holder of
Secondary Shares has requested the registration of less than all such Secondary Shares such Person is entitled to register.

                 D.       Other Registrations.   If the Corporation has
previously filed a registration statement which includes Registrable Shares, and if such previous registration has not been withdrawn or abandoned, the Corporation will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or Form S-8), whether on its own behalf or at the request of any holder or holders of such securities, until a period of 90 days has elapsed from the effective date of such previous registration.

                 E. Limitations on Registrations. The Corporation shall not register any of its securities for sale for its own account (other than securities issued to employees of the Corporation under an employee benefit plan or securities issued to effect a business combination pursuant to Rule 145 promulgated under the Securities Act and other than a registration on Form S-3) except as a firm commitment underwriting.

                 F.       Compliance with Rule 144 and Rule 144A.   At any time
and from time to time after (a) the Corporation registers a class of securities under Section 12 of the Securities Exchange Act, or (b) the expiration of 90 days following the close of business on the earlier of such date as the Corporation commences to file reports under Section 13 or Section 15(d) of the Securities Exchange Act, then at the request of any holder who proposes to sell securities in compliance with Rule 144 promulgated by the Commission, the Corporation will (i) forthwith furnish to such holder a written statement of compliance with the filing requirements of the Commission as set forth in Rule 144 as such rule may be amended form time to time and (ii) make available to the public and such holders such information as will enable the Holders to make sales pursuant to Rule 144. Unless the Corporation is subject to Section 13 or
Section 15(d) of the Securities Exchange Act, the Corporation will provide to any Holder of Registrable Shares and to any prospective purchaser of Registrable Shares under Rule 144 promulgated by the Commission, the information described in Rule 144A(d)(4) promulgated by the Commission.

                 G.       Registration Expenses.

                 (1) All expenses incident to the Corporation's performance of or compliance with this Agreement, including, but not limited to, all registration and filing fees, fees and expenses of compliance with federal, state and foreign securities laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Corporation and its independent certified public accountants, underwriters (excluding discounts and commissions attributable to the Registrable Shares included in such registration) and other Persons retained by the Corporation (all such expenses being herein called "Registration Expenses"), will be borne by the Corporation. In addition, the Corporation will pay its internal expenses (including, but not limited to, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by the





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Corporation and the expenses and fees for listing the securities to be registered on each securities exchange.

                 (2) In connection with any registration statement in which Registrable Shares are included, the Corporation will reimburse the Holders of Registrable Shares covered by such registration for the reasonable cost and expenses incurred by such holders in connection with such registration, including, but not limited to, reasonable fees and disbursements of one counsel chosen by the Holders of a majority of such Registrable Shares.

                 H. Holdback Agreements. Each of the Holders of Registrable Shares agrees not to effect any public sale of equity securities of the Corporation, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of any underwritten Demand Registration (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

         13. Partial Exercise and Partial Assignment. If this Option is exercised in part only, the holder hereof shall be entitled to receive a new Option covering the number of shares in respect of which this Option shall not have been exercised as provided in Paragraph 2 hereof.

         14. Option Denominations. Options are issuable or transferable in the denomination of 100 shares or any integral multiple thereof (as nearly as may be practicable and subject to required adjustments hereunder), and the Options of each denomination are interchangeable upon surrender thereof at the office of the Corporation for Options of other denominations, but aggregating the same number of shares as the Options so surrendered. All Options will be dated the same date as this Option.

         15. Lost, Stolen, destroyed or Mutilated Options. In case any Option shall be mutilated, lost, stolen or destroyed, the Corporation may issue a new Option of like date, tenor and denomination and deliver the same in exchange and substitution for and upon surrender and cancellation of any mutilated Option, or in lieu of any Option lost, stolen or destroyed, upon receipt of evidence satisfactory to the Corporation of the loss, theft or destruction of such Option, and upon receipt of indemnity satisfactory to the Corporation.

         16. Option Holder Not Stockholder. This Option does not confer upon the holder hereof any right to vote or to consent or to receive notice as a stockholder of the Corporation, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise hereof as hereinbefore provided.

         17. Severability. Should any part of this Option for any reason be declared invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Option had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties hereto that they would





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have executed and accepted the remaining portion of this Option without including therein any such part, parts or portion which may, for any reason, be hereafter declared invalid.

         IN WITNESS WHEREOF, PRINCETON DENTAL MANAGEMENT CORPORATION has caused this Option to be signed by its President or one of its Vice Presidents and this Option to be dated as of March 21, 1996.


                                        PRINCETON DENTAL MANAGEMENT
                                        CORPORATION


                                        By: _____________________________
                                        Its: _______________________





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                                  SUBSCRIPTION

                    PRINCETON DENTAL MANAGEMENT CORPORATION



         The undersigned, ______________________________, pursuant to the provisions of the within Option, hereby elects to purchase ____________ shares of Common Stock of PRINCETON DENTAL MANAGEMENT CORPORATION covered by the within Option.



                              Signature _____________________

                              Address    _____________________


Dated: __________________





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